Exhibit 10.1

AMENDMENT #2 TO

SUPPLY, SERVICE, AND SUPPORT AGREEMENT

Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA  92122 and Foundation Medicine Inc., having a place of business at 150 Second Street, Cambridge, MA 02141, entered into that certain Supply, Service, and Support Agreement dated July 25, 2013, as amended by Amendment #1 dated October 1, 2016 (collectively, “Agreement”). The Parties desire to amend the Agreement by entering into this Amendment #2 (“Amendment #2”) as of the date of last signature below (“Amendment #2 Effective Date”).

The Parties hereby agree as follows:

1.	The preamble to the Agreement is hereby deleted in its entirety and replaced with the following:

“This Supply, Service, and Support Agreement (the “Agreement”) is effective as of the date of last signature below (the “Effective Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Foundation Medicine, Inc., having a place of business at 150 Second Street, Cambridge, MA 02141, on behalf of itself and its wholly-owned subsidiary, FMI Germany GmbH, a German corporation having a place of business at Nonnenwald 2, Gebaude 433, 82377 Penzberg, Germany (collectively, “Customer”). Customer and Illumina may be referred to herein as “Party” or “Parties.”

2.	The definition of “Base Price” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Base Price” means, on a Country-specific basis, with respect to (x) any [***], (i) for [***] of the Term, Illumina’s [***] for such [***] in effect as of the Effective Date, and (ii) for [***] of the Term thereafter, the lesser of (A) [***] in the applicable Country, and (B) [***] in the applicable Country (if any), and (y) any [***], Illumina’s [***] in the applicable Country. For the avoidance of doubt, Illumina’s [***], and is specific to each particular Country.”

3.

The definition of “Country” or “Countries” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Country” or “Countries” means in the case of (i) Foundation Medicine, Inc.: the United States of America, including its possessions and territories, and (ii) FMI Germany GmbH: Germany.”

4.

Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Pricing. Customer shall pay the Net Price for Product. Unless expressly stated otherwise in this Agreement, (i) all prices are in the applicable currency set forth on the invoice (which shall be the same currency set forth on the [***] Quote for the applicable Product), and (ii) all payments must be made in the applicable currency set forth on the invoice.  For any invoiced amounts that were not in US dollars, the Parties shall use the average daily exchange rate on OANDA (e.g., available at https://www.oanda.com/currency/converter/) for the calendar month in which the invoice date occurs to convert the total invoiced amount that is not in US dollars in such calendar month to a US dollar amount for the purpose of determining the applicable amounts in US dollars under this Agreement (e.g., in order to determine if Customer has met the minimum purchase obligation described in Section 2(f) and to determine the [***].)”

5.	Section 22(a)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Customer. Customer represents and warrants that (i) it owns or leases the Facilities; (ii) it has the right and authority to enter into this Agreement; (iii) it has all rights and licenses necessary to purchase and use the Products; (iv) it does not require a license to any Illumina Application Specific IP, including without limitation, any Affiliate Application Specific IP in order to use the Products; (v) when performing Customer Use, it will only use the TG Consumables and Temporary Consumables; (vi) it will use the Non-TG Consumables only for Research Use; (vii) and the person(s) signing this Agreement on its behalf has the right and authority to bind Customer to the terms and conditions of this Agreement. Further, in the case of Foundation Medicine, Inc., Foundation Medicine, Inc. represents and warrants that (i) the person(s) signing this Agreement on its behalf has the right and authority to bind FMI Germany GmbH to the terms and conditions of this Agreement, (ii) FMI Germany GmbH is a wholly-owned subsidiary of Foundation Medicine, Inc., and (iii) Foundation Medicine, Inc. is jointly and severally liable for the acts or omissions of FMI Germany GmbH.”

6.

The section entitled “Product Price [***].” in Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following:

“Product Prices [***]. All Product prices in the tables below are at the List Price in effect in the United States of America, including its territories and possessions, on the Amendment #1 Effective Date. List Prices for Products to be purchased by FMI Germany GmbH shall reflect applicable list prices in Germany and shall be provided to Customer in the form of [***] Quotes. List prices [***]. Discounts are calculated as set forth in Exhibit A-1.”

Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.  All capitalized terms not defined in this Amendment #2 shall have the meaning ascribed to them in the Agreement. This Amendment #2 may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment #2 to be executed by their respective duly authorized representatives.

Foundation Medicine, Inc.:Illumina, Inc.:

By:	/s/ Jason Ryan	By:	/s/ Jeffrey S. Eidel
Name:	Jason Ryan	Name:	Jeffrey S. Eidel
Title:	Chief Financial Officer	Title:	VP, Corporate & Business Development
Date:	April 7, 2017	Date:	April 11, 2017

CONFIDENTIAL

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Amendment #2 to Supply Agreement